EXHIBIT 10.4


Baltimore, Maryland                                                  $25,000,000
October 1, 1998

            SECOND CONSOLIDATED, AMENDED AND RESTATED REVOLVING AND
                   ACQUISITION LINE OF CREDIT PROMISSORY NOTE

            FOR VALUE RECEIVED, the undersigned, PRECISION AUTO CARE, INC., a Virginia corporation ("PAC"), WE JAC CORPORATION, a Delaware corporation; LUBE VENTURES, INC., a Delaware corporation; ROCKY MOUNTAIN VENTURES, INC., a Colorado corporation; ROCKY MOUNTAIN VENTURES II, INC., a Colorado corporation, MIRACLE PARTNERS, INC., a Delaware corporation; RALSTON CAR WASH, LTD., a Colorado limited liability company; PREMA PROPERTIES, LTD., an Ohio limited liability company; MIRACLE INDUSTRIES, INC., an Ohio corporation; KBG, LLC, a Colorado limited liability company; PTW, INC., a Washington corporation; NATIONAL 60 MINUTE TUNE, INC., a Washington corporation; HYDRO-SPRAY CAR WASH EQUIPMENT CO., LTD., an Ohio limited liability company; PRECISION TUNE AUTO CARE, INC., a Virginia corporation, WORLDWIDE DRYING SYSTEMS, INC., a Colorado corporation, PAC MEXICAN DELAWARE HOLDING COMPANY, INC., a Delaware corporation, PAC MEXICAN HOLDING COMPANY LLC, a Virginia limited liability company, PRECISION AUTO CARE MEXICO II, S. de R.L. de C.V., a Mexican limited liability company, PRECISION AUTO CARE MEXICO I, S. de R.L. de C.V., a Mexican limited liability company, and INDY VENTURES, L.L.C., an Indiana limited liability company (PAC and each of such Persons are sometimes hereafter referred to individually as a "Borrower" and collectively as the "Borrowers"), jointly and severally promise to pay to the order of FIRST UNION NATIONAL BANK, successor by merger to Signet Bank (the "Bank"), at the Bank's offices at Seven Saint Paul Street, Baltimore, Maryland 21202, or at such other place as the holder of this Promissory Note (the "Promissory Note") may from time to time designate, the principal sum of Twenty-Five Million Dollars ($25,000,000), or so much of the principal sum as may have been advanced or readvanced by the Bank, and borrowed or reborrowed by the Borrowers, and which remains outstanding and unpaid pursuant to the terms and conditions of a Loan and Security Agreement dated November 12, 1997, as amended (as the same has been and hereafter may be amended, extended, modified, renewed or replaced from time to time, the "Loan Agreement") and various other agreements, documents, instruments and certificates executed and delivered in connection therewith (collectively, the "Loan Documents"), providing to the Borrowers a Line of Credit and an Acquisition Line of Credit (the "Loans"), together with interest thereon at the rate hereafter specified and any and all other sums which may be owing to the holder of this Promissory Note by the Borrowers, on September 30, 1999, the final and absolute due date (the "Maturity Date"), subject to acceleration as herein provided. All capitalized terms not otherwise defined herein shall have the meanings assigned to those terms in the Loan Agreement. The following terms shall apply to this Promissory Note:

            1.    INTEREST RATE, ADDITIONAL CHARGES, DEEMED ELECTION AND TERM.

                  1.1 INTEREST RATE. For the period from the date of this Promissory Note until all sums due hereunder have been paid in full, interest on the outstanding and unpaid principal balance existing from time to time shall accrue at an annual rate selected by PAC equal to either (i) the one-month LIBOR Rate, plus the Applicable Margin, as provided below; or (ii) the Base Rate, plus the Applicable Margin (if any). The Borrowers shall pay interest monthly in arrears as provided below.

                        (a)   As used herein, the term "LIBOR Rate"
applicable to any Interest Period means that rate per annum, determined solely by the Bank, equal to the rate quoted by Bank in its sole discretion on the first day of such Interest Period, as the London Interbank Offered Rate (adjusted to reflect the cost of reserve requirements as they exist from time to time) as published by Bloomberg or Dow Jones-Telerate, as BBA LIBOR on page 3750 (or by Reuters Monitor Money Rates Service (LIBOR page), if Bloomberg or Dow Jones-Telerate is not available), or such other page as may replace that page on that service for the purpose of displaying rates or prices comparable to that rate (rounded upwards, if necessary, to the next higher 1/100%) for deposits in United States Dollars for a period of one (1) month. If more than one such rate appears for the one-month rate on such page or its replacement, LIBOR Rate shall be the arithmetic mean of such rates. In the event the first day of the Interest Period is not a Business Day, the applicable LIBOR Rate shall be the rate in effect on the immediately preceding Business Day. "Interest Period" means, initially, the period commencing on January 1, 1998, and ending one month thereafter; and after the initial Interest Period, each period commencing on the day immediately following the last day of the preceding Interest Period (an "Effective Date") and ending on the corresponding day one month thereafter, provided, however, that no Interest Period shall extend beyond the Maturity Date. Further, the LIBOR Rate shall be effective as the rate of interest throughout such Interest Period even if Borrowers reduce the outstanding and unpaid principal balance to zero and thereafter during such Interest Period borrow or reborrow hereunder.

                        (b) As used herein, the term "Base Rate" shall mean the interest rate declared in internal publications by the Bank from time to time as its prime rate, whether or not such rate is otherwise published or announced. The Base Rate is not necessarily the lowest rate charged by the Bank to borrowers. If interest is accruing on the Loan at the Base Rate, the applicable interest rate shall change immediately and automatically with any change in the Base Rate.

                        (c) As used herein, the term "Applicable Margin" shall mean, at any time, the applicable percentage points as determined under the following matrix with reference to the ratio of Total Funded Debt for the immediately preceding fiscal quarter to Annualized EBITDA, calculated as provided below:

     RATIO OF TOTAL FUNDED DEBT TO
      ANNUALIZED EBITDA AS OF THE        APPLICABLE MARGIN   APPLICABLE MARGIN
              QUARTER THEN                     (BASE               (LIBOR
                ENDED                         RATE)               RATE)
     -----------------------------       -----------------   -----------------
Less than or equal to 4.5 to 1.0 but
greater than 4.0 to 1.0                        0.75%               2.75%
Less than or equal to 4.0 to 1.0 but
greater than 3.5 to 1.0                        0.75%               2.50%

Less than or equal to 3.5 to 1.0 but
greater than 3.0 to 1.0                        0.50%               2.25%

Less than or equal to 3.0 to 1.0 but
greater than 2.5 to 1.0                        0.25%               2.00%

Less than or equal to 2.5 to 1.0 but
greater than 2.0 to 1.0                        0.00%               1.75%

Less than or equal to 2.0 to 1.0 but
greater than 1.5 to 1.0                        0.00%               1.50%

Less than or equal to 1.5 to 1.0               0.00%               1.25%

            Notwithstanding the foregoing, from October 1, 1998, until changed in accordance with the provisions of this Section 1.1(c) and Section 1.4 hereof (i) the Applicable Margin (LIBOR Rate) shall be 2.50% and (ii) the Applicable Margin (Base Rate) shall be 0.75%.

                  1.2.  ADDITIONAL CHARGES.

                        (a) The Borrowers shall also pay to the Bank a monthly unused line fee at the annual percentage rate (the "Fee Percentage") determined according to the following matrix with reference to the ratio of Total Funded Debt to Annualized EBITDA as of the immediately preceding fiscal quarter, applied to the average daily unborrowed amount of the Line of Credit
Portion:

          RATIO OF TOTAL FUNDED DEBT TO ANNUALIZED
                EBITDA AS OF THE QUARTER THEN
                          ENDED                                FEE PERCENTAGE
          ----------------------------------------             --------------
Less than or equal to 4.5 to 1.0 but greater than 3.0 to 1.0        0.50%

Less than or equal to 3.0 to 1.0 but greater than 2.5 to 1.0        0.30%
Less than or equal to 2.5 to 1.0                                    0.25%

The unused line fee shall be payable to the Bank on the first day of each month.

            Notwithstanding the foregoing, from October 1, 1998, until changed in accordance with the provisions of this Section 1.2(a) and Section 1.4 hereof the Fee Percentage shall be 0.50%.

                        (b) The Borrowers shall, from time to time, pay to the Bank on demand such amount as the Bank may reasonably determine to be necessary to compensate it for any increased costs attributable to its making or maintaining the Loan which result from any change in applicable law, regulation or directive, or in the interpretation or application thereof, including specifically, without limitation, any reserve, capital or other requirements that may be imposed by law, regulation or guidelines adopted by any state or federal regulatory agency. In the event that any demand for increased costs is made by the Bank, the Bank shall provide the Borrowers with a written calculation of the increased costs attributable to the Loan.

                  1.3. INTEREST RATE ELECTION. PAC, on behalf of itself and all Borrowers, may elect to accrue interest on the principal balance of this Promissory Note at the Base Rate, plus the Applicable Margin, if any (a "Base Rate Election"); PROVIDED, HOWEVER, that any Base Rate Election shall be effective only if in writing and delivered to the Bank at least two (2) Business Days prior to an Effective Date. A Base Rate Election shall be applicable as to the daily outstanding and unpaid principal balance of this Promissory Note as of such Effective Date and as of each day thereafter during the applicable Interest Period. In the absence of a timely Base Rate Election by PAC for an additional Interest Period, upon the expiration of any Interest Period during which interest is accruing in accordance with a Base Rate Election, interest shall immediately thereafter commence to accrue on the outstanding principal balance of this Promissory Note at the LIBOR Rate, plus the Applicable Margin, until a Base Rate Election is duly made by PAC.

                  1.4 INTEREST RATE AND UNUSED LINE FEE TERM. PAC shall calculate the ratio of Total Funded Debt to Annualized EBITDA (the "Funded Debt/EBITDA Ratio") as of the end of each of the first three fiscal quarters of each year of PAC and as of the end of each fiscal year of PAC in the preparation of its Compliance Certificate as required in the Loan Agreement. The Compliance Certificate shall be delivered to the Bank for verification concurrently with the delivery to the Bank of each Form 10Q and Form 10K filed by PAC with the Securities and Exchange Commission (the "Compliance Certificate Due Date"). Subject to the provisions of Section 1.1(c) and Section 1.2(a) hereof, the Funded Debt/EBITDA Ratio as of the last day of each applicable period (a "Determination Date"), as calculated and reported to the Bank on or before the applicable Compliance Certificate Due Date, shall be used for purposes of determining (a) the Applicable Margin to be added to the Base Rate or LIBOR Rate of interest, and (b) the Fee Percentage, which determinations shall be effective as of the first day of the month which immediately follows the applicable Compliance Certificate Due Date (the "Rate Conversion Date"). Subject to the provisions of Section 1.1(c) and Section 1.2(a) hereof, the Applicable Margin and Fee Percentage so determined shall apply in determining the percentage rate of interest and the Fee Percentage for the unused line fee for the period commencing on the Rate Conversion Date until the next succeeding Rate Conversion Date.

            2. CALCULATION OF INTEREST. Interest shall be calculated on the basis of a three hundred sixty (360) days per year factor applied to the actual days on which there exists an outstanding and unpaid principal balance.

            3. REPAYMENT. The Borrowers shall pay to the Bank, on the first day of each month, commencing on the first day of January, 1998, accrued interest and the unused line fee as hereinabove set forth, computed on the daily outstanding and unpaid principal balance of this Promissory Note. The principal amount of each Advance under the Acquisition Line of Credit shall be repaid in consecutive equal monthly principal installments commencing in the month following the month in which such Advance was made and extending over a term not to exceed sixty (60) months, as elected by PAC at the time such Advance is requested; PROVIDED, HOWEVER, that in the absence of any requested repayment term by PAC, the repayment term shall be sixty

(60) months. Notwithstanding the foregoing (a) the aggregate outstanding principal balance of all Advances under the Acquisition Line of Credit on the earlier of (i) the first day of the first month following the application of the Net CARS Transaction Proceeds or the Net Mortgage Loan Proceeds to the Acquisition Line of Credit as provided in Section 2.4 of the Loan Agreement, or
(ii) February 1, 1999 (such outstanding balance on such date, the "Amortization Balance"), shall be repaid in consecutive equal monthly principal installments due on the first (1st) day of each month commencing on the date the Amortization Balance is determined, each of which shall be in the amount of one-sixtieth (1/60th) of the Amortization Balance, (b) subject to the provisions of clauses
(c) and (d) below, the entire outstanding and unpaid principal balance due under this Promissory Note (whether consisting of Advances under the Acquisition Line of Credit, under the Line of Credit, or otherwise), together with accrued interest thereon to the date of payment, and any and all other sums due and owing under this Promissory Note shall be immediately due and payable on the Maturity Date, (c) upon the occurrence of an "Event of Default" under the Loan Agreement or any Loan Document, the terms of which are incorporated herein by this reference, and subject to any applicable grace or cure period, the entire outstanding and unpaid principal balance, together with the accrued interest thereon to the date of payment, and any and all other sums due and owing under this Promissory Note shall be immediately due and payable at the option of the Bank, and (d) reference is made to the Loan Agreement, the provisions of which are incorporated by reference herein, for additional provisions with respect to the required repayment and/or prepayment hereof prior to Maturity. The Bank shall record on its books and records (i) the date and amount of each Advance under the Line of Credit, (ii) the date, amount and repayment schedule of each Advance under the Acquisition Line of Credit, and (iii) the date of each payment made by the Borrowers with respect to each Advance, and such books and records shall be PRIMA FACIE evidence of the matters recited therein; PROVIDED, HOWEVER, that any failure to record such dates, amounts or terms of repayment shall not relieve the Borrowers of their obligation of repayment under this Promissory Note.

            4. PREPAYMENT. The Borrowers may prepay this Promissory Note in whole or part at any time or from time to time without penalty or additional interest, and the Borrowers shall immediately and without demand prepay principal as may be required under Section 2.1.6 , Section 2.2.6 and Section 2.4 of the Loan Agreement. Prepayment of the principal under the Acquisition Line of Credit shall be applied to principal installment payments (including any balloon payment) coming due in the inverse order of their maturity.

            5. APPLICATION OF PAYMENTS. All payments made hereunder shall be applied (a) first to late penalties or other sums owing the holder, (b) then to the unused credit fee, (c) then to accrued interest, and (d) then to principal of Advances under the Line of Credit or to principal of Advances under the Acquisition Line of Credit, as PAC shall advise the Bank at the time of the making of such principal payment (or, in the absence of any such advice, to Advances under the Line of Credit); PROVIDED, HOWEVER, that following the occurrence of any Event of Default and during the continuance thereof, such payments shall be applied in such other order or proportion as the holder of this Promissory Note, in its discretion, may determine.

            6. LATE PAYMENT PENALTY. Should any payment of interest, principal, or principal and interest, or any other sum due hereunder be received by the holder of this

Promissory Note more than ten (10) days after its due date, the Borrowers shall pay a late payment penalty equal to five percent (5%) of the amount then due.

            7. DEFAULT INTEREST RATE. Upon the occurrence of any Event of Default which is not cured or discharged within any applicable cure or grace period, the holder may without notice or demand, and for the period the Event of Default remains uncured, increase the rate of interest accruing on the outstanding and unpaid principal balance by two (2) percentage points above the rate of interest otherwise applicable, independent of whether the holder of this Promissory Note elects to accelerate the maturity of the obligation evidenced by this Promissory Note.

            8. CONFESSION OF JUDGMENT. Upon the occurrence of an Event of Default under the Loan Agreement or a default under this Promissory Note, each of the Borrowers, individually and collectively, jointly and severally, authorize any attorney admitted to practice before any court of record in the United States, on behalf of the itself and any or all of the other Borrowers, to then confess judgment against the Borrower(s) in the full amount of principal, interest and costs due under this Promissory Note, plus attorneys' fees equal to the lesser of fifteen percent (15%) of all amounts due, or $50,000, which attorneys' fees shall relate solely to services in connection with the confession of judgment action. The Borrowers consent to the jurisdiction of, and agrees that venue shall be proper in, the Circuit Court for any County or the City of Baltimore, Maryland, and the United States District Court for the District of Maryland, if diversity of citizenship or other jurisdictional basis exists; and if such confession occurs in the Commonwealth of Virginia, the Borrowers, individually, collectively, jointly and severally, constitute and appoint Keith M. Northern, Gregory A. Baugher, or any vice president of Bank their true and lawful attorney-in-fact for them, or in the name of any one or more of them, to confess judgment in the Circuit Court for Arlington County, Virginia, or in the Circuit Court for Loudoun County, Virginia. It is understood and agreed that this power of attorney shall be deemed a power coupled with an interest and cannot be revoked. The Borrowers expressly waive summons and other process and the benefit of any and every statute, ordinance or rule of court which may be lawfully waived conferring upon any Borrowers any right or privilege of exemption, stay of execution, or supplementary judgment or related proceedings on a judgment. The authority and power to appear for and enter judgment against the Borrowers shall not be extinguished by any judgment entered pursuant hereto; such authority and power may be exercised on one or more occasions from time to time, in the same or different jurisdictions, as often as the holder shall deem necessary or advisable until all sums due under this Promissory Note have been paid in full.

            9. INTEREST RATE AFTER JUDGMENT. If judgment is entered against the Borrowers on this Promissory Note, the amount of the judgment entered (which may include principal, interest, default interest, late charges, fees, and costs) shall bear interest at the highest rate authorized under this Promissory Note as of the date of entry of the judgment.

            10. EXPENSES OF COLLECTION. This Promissory Note may be referred to an attorney for collection, whether or not suit has been filed or judgment confessed, and the Borrowers shall pay all of the holder's costs, fees, and expenses, including reasonable attorneys' fees, resulting from such referral.

            11. WAIVER OF PROTEST. The Borrowers, and all parties to this Promissory Note, whether maker, endorser, or guarantor, waive demand, presentment, notice of dishonor and protest.

            12. EXTENSIONS OF MATURITY; WAIVER. All parties to this Promissory Note, whether maker, endorser, or guarantor, agree that the Bank, at its option, exercisable in writing and at its sole and absolute discretion, may extend, waive, modify or grant indulgences with respect to any payment due hereunder, without releasing, discharging, or affecting the liability of any such party. Each right, power and remedy of the Bank as provided for in this Promissory Note or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy, and the exercise or beginning of the exercise by the Bank of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Bank of any or all such other rights, powers or remedies. No failure or delay by the Bank to insist upon the strict performance of any term, condition, covenant or agreement of this Promissory Note, or to exercise any right, power or remedy upon a breach thereof, shall constitute a waiver of any such term, condition, covenant or agreement or of any such breach, or preclude the Bank from exercising any such right, power or remedy at any later time or times unless in writing. If the Bank accepts any payment after its due date, it shall not constitute a waiver of the Bank's right to receive timely payment of all other amounts when due.

            13. COMMERCIAL LOAN. The Borrowers warrant that this Promissory Note is the result of a commercial loan transaction within the meaning of Sections 12-101(c) and 12-103(e), Commercial Law Article, Annotated Code of Maryland, as amended.

            14. ADVANCE CONDITIONS. The Bank's obligation to make advances under the terms of this Promissory Note shall be conditioned upon and subject to Borrowers' continued compliance with the terms of the Loan Agreement and other Loan Documents relating to the Loan evidenced hereby. All statements of account rendered by the Bank to the undersigned shall be presumed to be accurate and correct and shall constitute an account stated between the Borrowers and the Bank, unless within twenty (20) days after the Bank's mailing of any such statement of account, PAC shall give the Bank written notice objecting to such statement of account and specifying the error or errors thought to be contained in such statement.

            15. NOTICES. Any notice or demand required or permitted by or in connection with this Promissory Note (but without implying any obligation to give any notice or demand) shall be in writing and made by hand delivery, by certified mail, return receipt requested, postage prepaid, or by overnight courier service for next business day delivery, addressed to the holder of this Promissory Note or PAC at the appropriate address set forth below, or to such other address as may be hereafter specified by written notice by the holder of this Promissory Note or PAC, and shall be considered given as of the date of hand delivery, as of three (3) business days after the date of mailing, as of the date specified for delivery if by overnight courier service, independent of the date of actual delivery, as the case may be:

                  IF TO THE BANK:

                  FIRST UNION NATIONAL BANK
                  Seven East Baltimore Street
                  Baltimore, Maryland 21202
                  Attention:  Warren F. Boutilier
                              Vice President
                  Telephone: (410) 244-3615
                  Facsimile: (410) 244-1236

                  IF TO THE BORROWERS (NOTICE TO PAC CONSTITUTES NOTICE TO ALL BORROWERS):

                  PRECISION AUTO CARE, INC.
                  748 Miller Drive, S.E.
                  Leesburg, Virginia  20175
                  Attention:  Chief Financial Officer
                  Telephone:  (703) 777-9095
                  Facsimile:  (703) 779-0137

            16. ASSIGNABILITY. This Promissory Note may be assigned by the holder of this Promissory Note.

            17. BINDING NATURE. This Promissory Note shall inure to the benefit of and be enforceable by the Bank and the Bank's successors and assigns and any other person to whom the Bank may grant an interest in the Borrowers' obligations to the Bank, and shall be binding and enforceable against the Borrowers and the Borrowers' successors.

            18. INVALIDITY OF ANY PART. If any provision or part of any provision of this Promissory Note shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Promissory Note and this Promissory Note shall be construed as if such invalid, illegal or unenforceable provision or part hereof had never been contained herein, but only to the extent of its invalidity, illegality or unenforceability.

            19. GOVERNING LAW. This Promissory Note shall be strictly governed by and construed in accordance with the laws of the State of Maryland, exclusive of its conflict of laws rules, and the undersigned expressly acknowledges that this Promissory Note shall be deemed for all purposes to have been executed and delivered to the Bank within the geographic boundaries of the State of Maryland. The Borrowers consent to the jurisdiction of, and agree venue shall be proper in, the Circuit Court for any County or Baltimore City, Maryland, or the United States District Court for the District of Maryland, if diversity of citizenship or other jurisdictional basis exists, if suit is filed by the Bank to enforce or construe this Promissory Note or any of the Loan Documents.

            20. SECURITY. The obligations under the Promissory Note are secured by certain collateral identified in the Loan Agreement, including specifically, all now existing or hereafter arising accounts, general intangibles, chattel paper, documents, inventory, equipment and instruments of the Borrowers, as those terms are defined in the Maryland Uniform Commercial Code - Secured Transactions, Title 9, Commercial Law Article, Annotated Code of Maryland, as amended, and all records relating thereto and the proceeds of the foregoing.

            21. JOINT AND SEVERAL LIABILITY. The liability of the makers of this Promissory Note is joint and several. As used herein, the singular "Borrower" shall mean the plural "Borrowers", and vice versa, as the context may require.

            22. AGENT. Each of the Borrowers hereby individually and collectively, jointly and severally, nominate, constitute and appoint PAC as its exclusive agent and attorney-in-fact for purposes of (a) requesting advances and receiving monies under the Promissory Note and the Loan Agreement, (b) making a LIBOR Rate or Base Rate election, and (c) receiving or giving notices hereunder, and taking any actions hereunder for and on behalf of any or all of the Borrowers, and the Bank shall be fully indemnified, released and acquitted from any action taken, or not taken, in reliance upon information from, or actions taken by, PAC. This appointment is irrevocable and shall remain in full force and effect until all obligations of the Borrowers hereunder have been paid, in full.

            23. ADDITIONAL MAKERS. The Bank may permit additional corporate persons to join in and jointly and severally assume the obligations of the Borrowers provided herein and in the Loan Agreement. Any such person who shall assume such obligations shall do so by executing and delivering an Assumption Agreement, the terms and conditions of which shall be acceptable in form and content to the Bank, and such other instruments or documents as the Bank may require.

            24. WAIVER OF JURY TRIAL. Any suit, action or proceeding, whether claim, counterclaim or cross-claim, brought or instituted by any party hereto or any successor or assign of any party on or with respect to this Promissory Note or any other Loan Document, shall be tried only by a court and not by a jury. EACH OF THE BORROWERS AND THE BANK HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY A JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING.

            25. NO NOVATION. This Promissory Note is given pursuant to the terms of the Loan Agreement in replacement of that certain Consolidated, Amended and Restated Revolving and Acquisition Line of Credit Promissory Note dated May 12, 1998, in the original principal amount of $25,000,000 made by the Borrowers to the order of the Bank (the "Prior Note"). The execution of this Promissory Note and the replacement of the Prior Note hereby shall not constitute or act as a novation, satisfaction or extinguishment of the indebtedness evidenced by the Prior Note, and accrued and unpaid interest under the Prior Note shall be due and payable with the first payment of interest due hereunder.

            IN WITNESS WHEREOF, this Promissory Note has been executed by the Borrowers as of the 1st day of October, 1998, with the specific intention that this Promissory Note constitute an instrument under seal.

WITNESS/ATTEST:                     PRECISION AUTO CARE, INC.


                                    By:                               (SEAL)
-----------------------------           -------------------------------
                                        John F. Ripley
                                        President, Chief Executive Officer


                                    WE JAC CORPORATION


                                    By:                                (SEAL)
-----------------------------           -------------------------------
                                        John F. Ripley
                                        President, Chief Executive Officer


                                    LUBE VENTURES, INC.


                                    By:                                (SEAL)
-----------------------------           -------------------------------
                                        John F. Ripley
                                        President, Chief Executive Officer


                                    ROCKY MOUNTAIN VENTURES, INC.


                                    By:                                (SEAL)
-----------------------------           -------------------------------
                                        John F. Ripley
                                        President, Chief Executive Officer


                                    ROCKY MOUNTAIN VENTURES II, INC.


                                    By:                                (SEAL)
-----------------------------           -------------------------------
                                        John F. Ripley
                                        President, Chief Executive Officer

                                    MIRACLE PARTNERS, INC.


                                    By:                                (SEAL)
-----------------------------           -------------------------------
                                        John F. Ripley
                                        President, Chief Executive Officer


                                    RALSTON CAR WASH, LTD.


                                    By:                                (SEAL)
-----------------------------           -------------------------------
                                        John F. Ripley
                                        Manager


                                    PREMA PROPERTIES, LTD.


                                    By:                                (SEAL)
-----------------------------           -------------------------------
                                        John F. Ripley
                                        General Manager


                                    MIRACLE INDUSTRIES, INC.


                                    By:                                (SEAL)
-----------------------------           -------------------------------
                                        John F. Ripley
                                        President, Chief Executive Officer


                                    KBG, LLC


                                    By:                                (SEAL)
-----------------------------           -------------------------------
                                        John F. Ripley
                                        Manager

                                    PTW, INC.


                                    By:                                (SEAL)
-----------------------------           -------------------------------
                                        John F. Ripley
                                        President, Chief Executive Officer


                                    NATIONAL 60 MINUTE TUNE, INC.


                                    By:                                (SEAL)
-----------------------------           -------------------------------
                                        John F. Ripley
                                        President, Chief Executive Officer


                                    HYDRO-SPRAY CAR WASH EQUIPMENT CO., LTD.


                                    By:                                (SEAL)
-----------------------------           -------------------------------
                                        John F. Ripley
                                        Authorized Member


                                    PRECISION TUNE AUTO CARE, INC.


                                    By:                                (SEAL)
-----------------------------           -------------------------------
                                        John F. Ripley
                                        President, Chief Executive Officer


                                    WORLDWIDE DRYING SYSTEMS, INC.


                                    By:                                (SEAL)
-----------------------------           -------------------------------
                                        John F. Ripley
                                        President, Chief Executive Officer

                                    PAC MEXICAN DELAWARE HOLDING
                                    COMPANY, INC.


                                    By:                                (SEAL)
-----------------------------           -------------------------------
                                        John F. Ripley
                                        President, Chief Executive Officer


                                    PAC MEXICAN HOLDING COMPANY LLC


                                    By:                                (SEAL)
-----------------------------           -------------------------------
                                        John F. Ripley
                                        President


                                    PRECISION AUTO CARE MEXICO II, S.
                                    de R.L. de C.V.


                                    By:                                (SEAL)
-----------------------------           -------------------------------
                                        John F. Ripley
                                        President and General Manager


                                    PRECISION AUTO CARE MEXICO I, S.
                                    de R.L. de C.V.


                                    By:                                (SEAL)
-----------------------------           -------------------------------
                                        John F. Ripley
                                        President and General Manager

                                    INDY VENTURES, L.L.C.


                                    By:                                (SEAL)
-----------------------------           -------------------------------
                                        John F. Ripley
                                        Manager


ACCEPTED AND AGREED
AS OF THE 1ST DAY OF OCTOBER, 1998

FIRST UNION NATIONAL BANK


By:
    --------------------------------
      Name:
            ------------------------
      Title:
             -----------------------

                                 ACKNOWLEDGMENTS


COMMONWEALTH OF VIRGINIA
CITY/COUNTY OF LOUDOUN, TO WIT:

            I HEREBY CERTIFY that on this ____ day of October, 1998, before me, the undersigned, a Notary Public of the State aforesaid, personally appeared John F. Ripley, who acknowledged himself to be the President, Chief Executive Officer of Precision Auto Care, Inc., a Virginia corporation; WE JAC Corporation, a Delaware corporation; Lube Ventures, Inc., a Delaware corporation; Rocky Mountain Ventures, Inc., a Colorado corporation; Rocky Mountain Ventures II, Inc., a Colorado corporation, Miracle Partners, Inc., a Delaware corporation; Miracle Industries, Inc., an Ohio corporation; PTW, Inc., a Washington corporation; National 60 Minute Tune, Inc., a Washington corporation; Precision Tune Auto Care, Inc. a Virginia corporation; Worldwide Drying Systems, Inc., a Colorado corporation, PAC Mexican Delaware Holding Company, Inc., a Delaware corporation; and the Manager of Ralston Car Wash, Ltd., a Colorado limited liability company, KBG, LLC, a Colorado limited liability company, and Indy Ventures, L.L.C., an Indiana limited liability company; the General Manager of Prema Properties, Ltd., an Ohio limited liability company; the Authorized Member of Hydro-Spray Car Wash Equipment Co., Ltd., an Ohio limited liability company; the President of PAC Mexican Holding Company LLC, a Virginia limited liability company; the President and General Manager of Precision Auto Care Mexico II, S. de R.L. de C.V., a Mexican limited liability company; and Precision Auto Care Mexico I, S. de R.L. de C.V., a Mexican limited liability company; and that he, as such President, Chief Executive Officer, General Manager, Authorized Member, Manager and President and General Manager (as applicable), being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of each of the corporations and limited liability companies by himself as President, Chief Executive Officer, General Manager, Authorized Member, Manager and General Manager (as applicable).

            IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                            ------------------------------------
                                            Notary Public
My Commission Expires:

-------------------------------